Exhibit 99.1

As of May 1, 2006

Paincare Surgery Centers Inc,
1030 North Orange Avenue
Suite 105
Orlando, Florida 32801
Attn: Randy Lubinsky, Chief Executive Officer

Re: Paincare Holdings, Inc.; HBK Investments L.P.

Reference is made hereby to that certain Loan and Security Agreement, dated as of May 10, 2005 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), by and among, the lenders from time to time party thereto (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), HBK Investments L.P., a Delaware limited partnership, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), Paincare Holdings, Inc., a Florida corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

Parent has informed the Agent and the Lenders that the Events of Default described on Schedule 1 attached hereto have occurred and are continuing (collectively the “Designated Events of Default”).

Anything to the contrary in the Loan Agreement notwithstanding and subject to the receipt by Agent and Lenders of (1) a counterpart of this letter duly executed and delivered by Borrowers and Guarantors, and (2) a waiver fee of $300,000 (the “Waiver Fee”), Agent and the Lenders waive solely the Designated Events of Default. Borrowers hereby agree that the Waiver Fee shall be paid to Agent in immediately available funds on the date hereof, has been earned in full by Agent and Lenders on the date hereof, is non-refundable when paid, and is due and payable on the date hereof.

Parent and each Borrower hereby represents and warrants that (a) the execution, delivery, and performance of this letter agreement are within the corporate powers of Parent and the Borrowers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of Parent’s or the Borrowers’ charters or bylaws, or of any contract or undertaking to which Parent or the Borrowers are a party or by which any of Parent’s or the Borrowers’ properties may be bound or affected, and (b) the representations and warranties in the Loan Agreement and the other Loan

Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

The waiver herein is limited to the specifics hereof, shall not apply with respect to any Default or Event of Default other than the Designated Events of Default, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement (as it may from time to time be amended), and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Agent or the Lenders, nor as a consent to or waiver of any further or other matter, under the Loan Documents.

This letter shall constitute a Loan Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Loan Agreement.

This waiver letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter. Any party delivering an executed counterpart of this letter by telefacsimile shall also deliver an original executed counterpart of this letter, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter. This letter shall be governed by the laws of the state of New York applicable to contracts made and to be performed in the state of New York.

Please have the acknowledgement set forth below executed on behalf of Borrowers and return a fully executed copy to HBK Investments L.P. at the address set forth above.

Very truly yours,
HBK INVESTMENTS L.P.,
as Agent

By: /s/ David C. Haly
Its authorized signatory

HBK MASTER FUND L.P.,
as Lender

By: /s/ David C. Haly
Its authorized signatory

DEL MAR MASTER FUND LTD.,
as Lender

By: /s/ Marc V. Simmons
Name: Marc V. Simons
Title: Director

ACKNOWLEDGED AND AGREED:

PAINCARE HOLDINGS, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE SURGERY CENTERS, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

ADVANCED ORTHOPAEDICS OF SOUTH FLORIDA II, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAIN AND REHABILITATION NETWORK, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

MEDICAL REHABILITATION SPECIALISTS II, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY V, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY VI, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

HEALTH CARE CENTER OF TAMPA, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY VIII, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY IX, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY X, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY X, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XI, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

GEORGIA SURGICAL CENTERS, INC.
a Georgia corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XIII, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

BENJAMIN ZOLPER, M.D., INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XV, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XVII, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XIX, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XVIII, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE SURGERY CENTERS I, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE SURGERY CENTERS II, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE, INC.,
a Nevada corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE MANAGEMENT SERVICES, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

CAPERIAN, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

ROTHBART PAIN MANAGEMENT CLINIC, INC.,
a Canadian corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

Schedule 1

Defaults and Events of Default

Section 5.11 No Material Adverse Change. Certain financial statements delivered to Borrowers were not prepared according to GAAP and have been restated by Parent.

Section 5.19 Complete Disclosure. Certain financial information delivered to Borrowers by Parent was not true and accurate at the time of delivery, and has been restated by Parent.

Section 6.1 Accounting System. Parent's analysis of its Disclosure Controls and Procedures and Internal Controls Over Financial Reporting, as set forth in the Company's Form 10-K for the year ended December 31, 2005, will detail one or more material weaknesses in said controls.

Section 6.10 Compliance with Laws. Parent has failed to fully comply with certain SEC disclosure obligations regarding its financial statements in that Parent has restated certain historical financial statements as set forth above.

Section 7.18(a)(i) Minimum EBITDA. Parent failed to attain the required EBITDA for the quarter ended December 31, 2005.